                                                                  EXHIBIT 10.53



                        THIRTEENTH AMENDMENT AND WAIVER


         THIRTEENTH AMENDMENT AND WAIVER (this "Amendment"), dated as of March 29, 1999, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                             W I T N E S S E T H :


         WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, G&G Investments, Inc. ("G&G") and the Borrower are parties to an Intercompany Note, dated as of September 8, 1998 (the "Intercompany Note"), in the principal amount of U.S. $17,330,021.37, between G&G, as Maker, and the Borrower, as Holder;


         WHEREAS, the undersigned banks recognize and understand that there is no Eighth Amendment and Waiver, Ninth Amendment and Waiver, or Tenth Amendment and Waiver and agree to continue to refer to the Amendment and Waiver dated September 8, 1998, the Amendment and Waiver dated January 28, 1999, and this Amendment as the Eleventh Amendment and Waiver, Twelfth Amendment and Waiver, and Thirteenth Amendment and Waiver, respectively; and


         WHEREAS, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;


         NOW, THEREFORE, it is agreed:

         1. Notwithstanding any provision of the Credit Agreement, the Borrower may amend the Intercompany Note to extend the Maturity Date thereof to May 15, 1999.

         2. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Thirteenth Amendment Effective Date (as defined in Section 6 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Thirteenth Amendment Effective Date, after giving effect to this Amendment.

         3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

         5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         6. This Amendment shall become effective on the date (the "Thirteenth Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

         7. From and after the Thirteenth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                      ANCHOR GLASS CONTAINER CORPORATION



                                      By: /s/ C. Kent May
                                         --------------------------------------
                                      Name:   C. Kent May
                                      Title:  Sr. Vice President
                                              and General Counsel


                                      BT COMMERCIAL CORPORATION,
                                         Individually, as Agent and as
                                         Co-Syndication Agent



                                      By: /s/ Frank A. Chiovari
                                         --------------------------------------
                                      Name:   Frank A. Chiovari
                                      Title:  Vice President


                                      PNC BANK, NATIONAL ASSOCIATION,
                                         Individually, as Co-Syndication Agent
                                         and Issuing Bank



                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


                                      BANKERS TRUST COMPANY, as Issuing Bank



                                      By: /s/ Frank A. Chiovari
                                         --------------------------------------
                                      Name:   Frank A. Chiovari
                                      Title:  Vice President

                                      THE CIT GROUP/BUSINESS CREDIT, INC.



                                      By: /s/ Karen Hoffman
                                         --------------------------------------
                                      Name:   Karen Hoffman
                                      Title:  Assistant Vice President


                                      CORESTATES BANK, N.A.



                                      By: /s/ Jennifer Avrigian
                                         --------------------------------------
                                      Name:   Jennifer Avrigian
                                      Title:  Assistant Vice President


                                      FLEET BANK



                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


                                      KEY CORPORATE CAPITAL, INC.



                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


                                      MELLON BANK, N.A.



                                      By: /s/ Thomas J. Bugieda
                                         --------------------------------------
                                      Name:   Thomas J. Bugieda
                                      Title:  Asst. Vice President

                                      NATIONAL BANK OF CANADA



                                      By: /s/ Eric L. Moore
                                         --------------------------------------
                                      Name:   Eric L. Moore
                                      Title:  Vice President



                                      By: /s/ G.B. Knell
                                         --------------------------------------
                                      Name:   G.B. Knell
                                      Title:  Vice President


                                      NATIONAL CITY COMMERCIAL FINANCE, INC.



                                      By: /s/ Joseph L. White
                                         --------------------------------------
                                      Name:   Joseph L. White
                                      Title:  Sr. Vice President


                                      SUMMIT COMMERCIAL/GIBRALTAR CORP.



                                      By: /s/ Alan M. Lapidus
                                         --------------------------------------
                                      Name:   Alan M. Lapidus
                                      Title:  Vice President